UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 1, 2006
Harvest Natural Resources, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10762 (Commission File Number)	77-0196707 (IRS Employer Identification No.)

1177 Enclave Parkway, Suite 300 Houston, Texas (Address of principal executive offices)		77077 (Zip Code)
281-899-5700
(Registrant’s telephone
number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
     Harvest Natural Resources, Inc. (“Harvest”) plans to present certain materials in the form of a slide show presentation and printed brochure to investors in various presentations commencing on December 4, 2006. The investor presentation is being furnished as an exhibit to this report and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     Investor presentation to be used by Harvest commencing on December 4, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: December 1, 2006

HARVEST NATURAL RESOURCES, INC.

By:	/s/ Kerry R. Brittain

Kerry R. Brittain
Senior Vice President, General Counsel
and Corporate Secretary

Exhibit Index

Exhibit No.	Description
99.1	Investor presentation dated December 2006 to be used by Harvest Natural Resources, Inc. commencing on December 4, 2006.

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